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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 6, 1998
                                                         ----------------

                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                                             04-2526583
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                                                        0-11309
                                                       (Commission File Number)



GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                     01566
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area code                (508) 347-9191



-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS

          The Registrant reported in a press release dated November 6, 1998, which is included in this filing as Exhibit 99.1, that discussions had been terminated to sell certain product lines in its Scientific Detector and Remote Spectroscopy Business because the Company and the potential purchaser could not agree on the terms of the sale. The Company had announced the signing of a non-binding Letter of Intent with an undisclosed potential purchaser on August 19, 1998.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          a)   Exhibit

               99.1 Press Release dated November 6, 1998.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GALILEO CORPORATION

Date: November 6, 1998              By: /s/ Josef W. Rokus
                                       -------------------------------------
                                       Josef W. Rokus
                                       Vice President, Corporate Development
                                       and Secretary





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                                 EXHIBIT INDEX


  EXHIBIT NO.

     99.1 Press Release dated November 6, 1998.